UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported): March 14, 2017 moleculin biotech, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2575 WEST BELLFORT, SUITE 333, HOUSTON TX 77054

(Address of principal executive offices and zip code)

(713) 300-5160

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 8.01.	Other Events.

On March 15, 2017 at 12:00 p.m. (Eastern Time), Moleculin Biotech, Inc. (the “Company”) will be featured as a presenting company at the 29th Annual Roth Conference. Representatives of the Company will use the presentation set forth as Exhibit 99.1 herein in connection with the foregoing presentation and in various meetings with investors from time to time.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Moleculin Biotech, Inc. Investor Presentation
99.2	Press release dated March 10, 2017

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.
Date: March 14, 2017
	By:	/s/ Jonathan Foster
Jonathan Foster
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Moleculin Biotech, Inc. Investor Presentation
99.2	Press release dated March 10, 2017